TENTH AMENDMENT TO AMENDED AND RESTATED

REVOLVING AND TERM LOAN AGREEMENT

THIS TENTH AMENDMENT TO AMENDED AND RESTATED REVOLVING AND TERM LOAN AGREEMENT (this “Amendment”), made and effective as of the 21st day of February, 2007, is by and among CAVALIER HOMES, INC., a Delaware corporation, CAVALIER PROPERTIES, INC., a Delaware corporation, CAVALIER HOME BUILDERS, LLC, a Delaware limited liability company, CAVALIER REAL ESTATE CO., INC., a Delaware corporation, QUALITY HOUSING SUPPLY, LLC, a Delaware limited liability company, CIS FINANCIAL SERVICES, INC., an Alabama corporation f/k/a “Cavalier Acceptance Corporation”, BRC COMPONENTS, INC., an Alabama corporation, THE HOME PLACE, LLC, an Alabama limited liability company, and RIDGE POINTE MANUFACTURING, LLC, an Alabama limited liability company (individually, a “Borrower” and collectively, the “Borrowers”), and FIRST COMMERCIAL BANK, an Alabama state banking corporation (the “Lender”).

RECITALS:

A.           The Lender and the Borrowers, either by original execution or subsequent assumption, are parties to that certain Amended and Restated Revolving and Term Loan Agreement dated as of March 31, 2000, as amended by that certain First Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of September 29, 2000, as further amended by that certain Second Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of May 4, 2001, as further amended by that certain Third Amendment to Amended and Restated Revolving and Term Loan Agreement entered into during June 2002, as further amended by that certain Fourth Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of October 25, 2002, and as further amended by that certain Fifth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of August 6, 2003, Sixth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of October 26, 2004, Seventh Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of October 25, 2005, Eighth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of December 6, 2005, and Ninth Amendment to Amended and Restated Revolving and Term Loan Agreement entered into as of May 23, 2006 (as heretofore amended, the “Loan Agreement”). Unless otherwise defined herein or unless the context shall expressly indicate otherwise, all capitalized terms which are used herein shall have their respective meanings given to them in the Loan Agreement.

B.           Since the date of the last amendment to the Loan Agreement, Quality Certified Insurance Services, Inc., one of the Borrowers, has been dissolved and its assets transferred to CIS Financial Services, Inc.

C.           The Lender and the Borrowers have agreed to amend the Loan Agreement to extend the maturity and to make certain other revisions, all as herein set forth.

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NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree, each with the other, as follows:

1.            The definition of “Loan Termination Date” contained in Schedule I of the Loan Agreement is hereby amended to read in its entirety as follows:

“Loan Termination Date” means (i) with respect to the Revolving Loan, the earlier of (A) April 15, 2008 or (B) the date at which the maturity of the Revolving Note may be accelerated pursuant to Section 9.2 of the Agreement; and (ii) with respect to any Term Loan, the earlier of (A) the maturity date of the applicable Term Note or (B) the date to which the maturity of the applicable Term Note may be accelerated pursuant to Section 9.2 of the Agreement.

2.            The definition of “Net Worth Loan Value” contained in Schedule I of the Loan Agreement is hereby amended to read in its entirety as follows:

“Net Worth Loan Value” means a principal amount determined as follows: (i) if the Consolidated Tangible Net Worth of the Borrowers is greater than $50,000,000, then Net Worth Loan Value shall be equal to the sum of thirty-five percent (35%) of Consolidated Tangible Net Worth; and (ii) if the Consolidated Tangible Net Worth of the Borrowers is equal to or less than $50,000,000 but more than $38,000,000, then Net Worth Loan Value shall be equal to $15,000,000; and (iii) if the Consolidated Tangible Net Worth of the Borrowers is equal to or less than $38,000,000 but more than $23,000,000, then Net Worth Loan Value shall be equal to $15,000,000 minus the amount by which Consolidated Tangible Net Worth is less than $38,000,000; and (iv) if the Consolidated Tangible Net Worth of the Borrowers is equal to or less than $23,000,000, the Net Worth Loan Value shall be $0; in each case as determined by Lender from time to time in accordance with the Agreement.

3.            The definition of “Revolving Loan Rate” contained in Schedule I of the Loan Agreement is hereby amended to read in its entirety as follows:

“Revolving Rate” means a variable per annum rate of interest determined as follows: (i) if the Consolidated Tangible Net Worth of the Borrowers is greater than $62,000,000, then the Revolving Rate shall be equal to the Prime Rate minus one hundred basis points (1%); (ii) if the Consolidated Tangible Net Worth of the Borrowers is greater than $56,500,000 but less than or equal to $62,000,000, then the Revolving Rate shall be equal to the Prime Rate; (iii) if the Consolidated Tangible Net Worth of the Borrowers is greater $38,000,000 but less than or equal to $56,500,000, then the Revolving Rate shall be equal to the Prime Rate plus fifty basis points (0.5%); and (iv) if the Consolidated Tangible Net Worth of the Borrowers is equal to or less than $38,000,000, then the Revolving Rate shall be equal to the Prime Rate plus one hundred basis points (1.00%). The Revolving Rate will change to reflect any change in the Prime Rate, as and when the Prime Rate changes.

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4.	Section 7.2(M)(5) is hereby amended to read in its entirety as follows:

(5)        Equity investments, made in the reasonable discretion of Cavalier Homes, in an annual aggregate amount not to exceed $2,000,000.

5.            Section 7.2(U) of the Loan Agreement is hereby amended to read in its entirety as follows:

(U)         Cavalier Homes and the Consolidated Entities will not make capital expenditures for any fiscal year in excess of $5,000,000 in the aggregate.

6.            Section 7.3(A)(4) of the Loan Agreement is hereby amended to read in its entirety as follows:

(4)        A ratio of Consolidated Cash Flow (measured on a historical basis) to Debt Service of not less than 1.20 to 1.00.

7.            As a condition to the effectiveness of this Amendment: (i) Borrower shall pay directly or reimburse Lender for all fees, expenses and out-out-pocket costs incurred by the Lender, any and all filing fees, recording fees or taxes, documentary stamp or intangibles taxes, and reasonable expenses and fees of Lender’s legal counsel, incurred in connection with the preparation, amendment, modification or enforcement of this Amendment and all other documents executed and delivered in connection herewith; (ii) Borrower shall execute and deliver to Lender all further documents and perform all other acts which Lender reasonably deems necessary or appropriate to perfect or protect its security for the Obligations; and (iii) Borrower shall have delivered to Lender such other documentation, if any, as may be requested by Lender to satisfy Lender that this Amendment, and all other documents and instruments executed by Borrower in connection with this Amendment or in furtherance hereof, have each been duly authorized, executed and delivered on behalf of Borrower, and constitute valid and binding obligations of Borrower

8.            Except as otherwise expressly set forth in this Amendment, all Collateral described in any agreement providing security for any Obligation of the Borrowers, or any of them, shall remain subject to the liens, pledges, security interests and assignments of any such agreements as security for the Obligations, and all other indebtedness described therein; nothing contained in this Amendment shall be construed to constitute a novation of any of the indebtedness evidenced by the Notes, as amended, or to release, satisfy, discharge or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of any of the indebtedness evidenced by the Notes, as amended; (b) the liens, pledges, security interests, assignments and conveyances effected by the Loan Agreement, the Security Documents and any other agreement securing any of the Notes, as amended, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other Person that may now or hereafter be liable under or on account of any of the Notes, as amended, or any agreement securing any or all of the Notes, as amended; or (d) any other security or instrument now or hereafter held by Lender as security for or as evidence of any of the above-described indebtedness. Without in any way limiting the foregoing, each Borrower acknowledges and agrees that the indebtedness evidenced

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by each of the Notes is and shall remain secured by the Collateral described in the Loan Agreement and in the Security Documents.

9.            Borrowers, jointly and severally, hereby represent and warrant to Lender that (i) the officers of each Borrower executing this Amendment have been duly authorized to do so and such Amendment and the Loan Agreement are valid and binding upon each Borrower which is a party thereto in every respect, enforceable in accordance with their terms, (ii) each and every representation and warranty set forth in Article VI of the Loan Agreement is true and correct as of the date hereof, (iii) no Event of Default, nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing, and (iv) as of the date hereof, it has no defenses or offsets with respect to the Obligations, as herein modified.

10.          Unless otherwise expressly modified or amended hereby, all terms and conditions of the Loan Agreement as heretofore amended shall remain in full force and effect, and the same, as amended hereby, are hereby ratified and confirmed in all respects. This Amendment shall inure to and be binding upon and enforceable by Borrowers and Lender and their respective successors and assigns. This Amendment may be executed in one or more counterparts, each of which when executed and delivered shall constitute an original. All such counterparts shall together be deemed to be one and the same instrument. The parties agree that any facsimile signature of any party on any counterpart original of this Amendment shall be deemed to be an original signature of such party for all purposes and shall fully bind the party whose facsimile signature appears on the counterpart original. Time is of the essence in the performance of each and every term, covenant, condition and agreement set forth herein.

[No further text this page; Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be properly executed and delivered as of the day and year first above written.

BORROWERS:

CAVALIER HOMES, INC., a Delaware corporation

By:       /s/ MICHAEL R. MURPHY

Print Name:     Michael R. Murphy

Title:                 President

CAVALIER PROPERTIES, INC., a Delaware corporation

By:       /s/ MICHAEL R. MURPHY

Print Name:     Michael R. Murphy

Title:                 President

CAVALIER HOME BUILDERS, LLC, a Delaware limited liability company

By:       /s/ MICHAEL R. MURPHY

Print Name:     Michael R. Murphy

Title:                 President

CAVALIER REAL ESTATE CO., INC., a Delaware corporation

By:       /s/ MICHAEL R. MURPHY

Print Name:     Michael R. Murphy

Title:                 President

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QUALITY HOUSING SUPPLY, LLC, a Delaware limited liability company

By:       /s/ MICHAEL R. MURPHY

Print Name:     Michael R. Murphy

Title:                 President

CIS FINANCIAL SERVICES, INC., an Alabama corporation

By:       HEATHER L. YORK

Print Name:     Heather L. York

Title:                 Secretary

BRC COMPONENTS, INC., an Alabama corporation

By:       /s/ MICHAEL R. MURPHY

Print Name:     Michael R. Murphy

Title:                 President

THE HOME PLACE, LLC, an Alabama limited liability company

By:       /s/ MICHAEL R. MURPHY

Print Name:     Michael R. Murphy

Title:                 President

RIDGE POINTE MANUFACTURING, LLC, an Alabama limited liability company

By:       /s/ MICHAEL R. MURPHY

Print Name:     Michael R. Murphy

Title:                 President

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LENDER:

FIRST COMMERCIAL BANK, an Alabama banking corporation

By:       /s/ JAMES W. BRUNSTAD

Print Name:     James W. Brunstad

Title:                 Senior Vice President

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